Western New England Bancorp





INVESTOR PRESENTATION THIRD QUARTER 2021

Local banking is better than ever.

FORWARD-LOOKING STATEMENTS

We may, from time to time, make written or oral "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements contained in our filings with the Securities and Exchange Commission (the "SEC"), our reports to shareholders and in other communications by us. This presentation contains "forward-looking statements" with respect to the Company's financial condition, liquidity, results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 ("COVID-19") pandemic and the impact of COVID-19 on the Company's business. Forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- the duration and scope of the COVID-19 pandemic and the local, national and global impact of COVID-19;
- actions governments, businesses and individuals take in response to the COVID-19 pandemic;
- the speed and effectiveness of vaccine and treatment developments and their deployment, including public adoption rates of COVID-19 vaccines;
- variations of COVID-19, such as the Delta variant, and the response thereto;
- the pace of recovery when the COVID-19 pandemic subsides;
- changes in the interest rate environment that reduce margins;
- the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act"), Basel guidelines, capital requirements and other applicable laws and regulations;
- the highly competitive industry and market area in which we operate;
- general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality;
- changes in business conditions and inflation;
- changes in credit market conditions;
- the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions;
- changes in the securities markets which affect investment management revenues;
- increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments;
- changes in technology used in the banking business;
- the soundness of other financial services institutions which may adversely affect our credit risk;
- certain of our intangible assets may become impaired in the future;
- our controls and procedures may fail or be circumvented;
- new lines of business or new products and services, which may subject us to additional risks;
- changes in key management personnel which may adversely impact our operations;
- severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and
- other factors detailed from time to time in our SEC filings.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

WHO WE ARE

Every day, we focus on showing Westfield Bank customers ***"what better banking is all about."*** For us, the idea of better banking starts with putting customers first, while adhering to our core values.

Our Core Values:

- *Integrity*
- *Enhance Shareholder Value*
- *Customer Focus*
- *Community Focus*

Our Core Mission:

Our purpose is to help customers succeed in our community, while creating and increasing shareholder value.

The Company's purpose drives the outcome we envision for ***Western New England Bancorp.***


WB
WESTFIELD
BANK
WB

70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM

James C. Hagan, *President & Chief Executive Officer*

Guida R. Sajdak, *Executive Vice President, Chief Financial Officer & Treasurer*

Allen J. Miles III, *Executive Vice President & Chief Lender Officer*

Kevin C. O'Connor, *Executive Vice President & Chief Banking Officer*

Louis O. Gorman, *Senior Vice President & Chief Credit Officer*

Leo R. Sagan, Jr., *Senior Vice President & Chief Risk Officer*

Darlene Libiszewski, *Senior Vice President & Chief Information Officer*

John Bonini, *Senior Vice President & General Counsel*

Christine Phillips, *Senior Vice President, Human Resources*

Deborah J. McCarthy, *Senior Vice President, Deposit Operations & Electronic Banking*

Cidalia Inacio, *Senior Vice President, Retail Banking & Wealth Management*

3Q2021 QUARTERLY EARNINGS

($ in thousands, except EPS)	3Q2021	2Q2021	1Q2021	4Q2020	3Q2020
Net interest income	$ 18,765	$ 17,804	$ 18,026	$ 18,795	$ 15,990
(Credit) provision for loan losses	(100)	(1,200)	75	500	2,725
Non-interest income	3,295	2,409	3,004	2,462	2,177
Non-interest expense	14,018	13,674	13,327	14,338	12,853
Income before taxes	8,142	7,739	7,628	6,419	2,589
Income tax expense	2,106	2,087	1,837	1,406	488
Net income	**$ 6,036**	**$ 5,652**	**$ 5,791**	**$ 5,013**	**$ 2,101**
Diluted earnings per share (EPS)	$ 0.27	$ 0.24	$ 0.24	$ 0.20	$ 0.08
ROA	0.96%	0.92%	0.98%	0.83%	0.35%
ROE	10.85%	10.16%	10.35%	8.62%	3.61%
Net interest margin	3.18%	3.06%	3.24%	3.30%	2.81%
Net interest margin, on a tax-equivalent basis	3.20%	3.08%	3.26%	3.32%	2.83%

NET INTEREST INCOME ($) AND NET INTEREST MARGIN (%)


$19.5
$19.0
$18.5
$18.0
$17.5
$17.0
$16.5
$16.0
$15.5
$15.0
$14.5
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
$16.0
2.86%
2.81%
$18.8
3.30%
3.19%
$18.0
3.24%
3.03%
$17.8
3.06%
2.98%
$18.8
3.18%
2.99%
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
Net interest income
Net interest margin (%)
Adjusted net interest margin, excludes PPP income

Net interest income increased $2.8 million, or 17.4%, from 3Q2020 to 3Q2021 and increased $961,000, or 5.4%, from the linked quarter. The net interest margin increased from 2.81% at 3Q2020 to 3.18% at 3Q2021. Excluding PPP income, the adjusted net interest margin increased one basis point from 2.98% in 2Q2021 to 2.99% in 3Q2021.

($ in millions)

TOTAL LOANS



Average Loans Outstanding
(excludes PPP loans)
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
$1,771
$1,748
$1,757
$1,756
$1,787
4.02%
3.94%
3.88%
3.82%
3.76%
3Q2020 4Q2020 1Q2021 2Q2021 3Q2021
Average Loans Outstanding
Average Loan Yield



Period-end Loans Outstanding
$2,000
$1,950
$1,900
$1,850
$1,800
$1,750
$1,700
$1,650
$1,600
$1,550
$1,500
$223
$167
$170
$106
$59
$1,751
$1,760
$1,755
$1,771
$1,786
3Q2020 4Q2020 1Q2021 2Q2021 3Q2021
Loans
PPP Loans

Excluding PPP loans, average loans of $1.8 billion increased $31.7 million, or 1.8%, from the linked quarter, and increased $16.1 million, or 0.9%, from the same period in 2020. Average PPP loans of $80.4 million decreased $75.2 million, or 48.3%, from the linked quarter.

The total average loan yield of 3.76%, excluding PPP income, was down six basis points from the linked quarter and down 26 basis points year-over-year.

Total period-end loans outstanding of $1.8 billion decreased $81.2 million, or 4.2%, from year-end, and decreased $30.8 million, or 1.6%, from the linked quarter, driven by a decrease of $46.6 million, or 44.2%, in PPP loans.

Excluding PPP loans, total loans increased $27.1 million, or 1.5%, from year-end and increased $15.8 million, or 0.9%, from the linked quarter.

($ in millions)

CARES ACT MODIFICATIONS AS OF SEPTEMBER 30, 2021

Loan Segment (1)(2)	Remaining Modification Balance	# of Loans Modified	Loan Segment Balance Outstanding	% of Loan Segment Balance Modified
Commercial real estate	$ 41.9	7	$ 917.6	4.6%
Commercial and industrial (3)	0.6	2	200.5	0.3%
Residential real estate (4)	0.3	2	663.6	0.0%
Consumer	-	-	4.4	-
Total	**$ 42.8**	**11**	**$ 1,786.1**	**2.4%**

Of the $42.8 million in remaining modifications granted under the CARES Act, $33.5 million, or 78.3%, (7 loans) have resumed interest only payments.

(1) Data as of September 30, 2021
(2) Excludes deferred fees
(3) Excludes PPP loans
(4) Residential includes home equity loans and lines of credit

($ in millions)

COMMERCIAL AND INDUSTRIAL LOAN TRENDS



$500
$450
$400
$350
$300
$250
$200
$150
$100
$223
$167
$170
$106
$59
$222
$212
$205
$215
$201
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
C&I Loans
PPP Loans

Commercial and industrial loans ("C&I") of $259.4 million decreased $119.7 million, or 31.6%, from December 31, 2020, driven by a decrease in PPP loans of $108.4 million, or 64.8%.

Commercial line of credit usage was 19% for 3Q2021, down from 22% for 2Q2021. Line balances decreased $7.3 million, or 11.7%, from 2Q2021.

There were two loans remaining under CARES Act modification at September 30, 2021, with a balance of $605,000, representing 0.3% of total C&I loans, excluding PPP loans.

At September 30, 2021, total delinquent C&I loans totaled $329,000, or 0.2%, of the C&I portfolio, excluding PPP loans.

($ in millions)

COMMERCIAL LINE OF CREDIT UTILIZATION

The table below breaks out the commercial line utilization since September 30, 2020.

Balance	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Pass-rated	$ 39.7	$ 32.9	$ 38.9	$ 52.9	$ 45.1
Classified	16.9	15.3	9.1	9.5	10.0
Total:	**$ 56.6**	**$ 48.2**	**$ 48.0**	**$ 62.4**	**$ 55.1**
Utilization	20%	17%	17%	22%	19%

Original Amount	Total Exposure	Balance Outstanding at 9/30/2021	# of Accounts
Under $100,000	$ 13.8	$ 4.2	358
$101,000-$500,000	49.2	9.5	181
$501,000-$1 million	35.6	5.2	46
$1.1 million-$5.0 million	122.5	22.9	48
Over $5.0 million	67.7	13.3	7
Total:	**$ 288.8**	**$55.1**	**640**

($ in millions)

C&I PORTFOLIO - COVID-19 MODIFICATIONS GRANTED

Industry	Loan Segment Balance (1)	% of Total Loans (2)	Modified Balance Remaining	Modified Accounts Remaining (#)	Loan Segment Balance Modified (%)
Manufacturing	$ 42.2	2.4%	$ -	-	-
Wholesale trade	40.9	2.3%	-	-	-
Educational services	11.4	0.6%	-	-	-
Heavy and civil engineering construction	17.3	1.0%	-	-	-
Specialty trade	12.0	0.7%	-	-	-
Auto sales	7.4	0.4%	-	-	-
Transportation and warehouse	4.0	0.2%	-	-	-
Healthcare and social assistance	6.6	0.4%	-	-	-
Hotel	1.6	0.1%	0.6	2	0.30%
All other C&I	57.1	3.1%	-	-	-
Total commercial and industrial	**$ 200.5**	**11.2%**	**$ 0.6**	**2**	**0.30%**

At September 30, 2021, there were $605,000, or 0.3% of the C&I portfolio, with remaining payment deferrals granted under the CARES Act, compared to the high point of $19.1 million, or 8.3% of the C&I portfolio as of June 30, 2020.

(1) $ as of September 30, 2021
(2) % of total loans as of September 30, 2021, excluding PPP loans
($ in millions)

SMALL BUSINESS ADMINISTRATION – PAYCHECK PROTECTION PROGRAM

As of September 30, 2021, the Company had received funding approval from the SBA for 2,146 applications totaling $302.2 million and processed 1,798 loan forgiveness applications totaling $243.3 million.

	Original Loan Amount	Original # of Loans	Balance Outstanding	# of Loans Remaining
Round 1 and 2	$223.1	1,386	$14.6	31
Round 3	79.1	760	44.3	317
Total	**$302.2**	**2,146**	**$58.9**	**348**

For the nine months ended September 30, 2021, interest income included $5.8 million in PPP income, compared to $2.6 million during the nine months ended September 30, 2020. On September 30, 2021, the Company had $1.6 million in deferred PPP loan processing fees outstanding. The processing fees are deferred and recognized over the contractual life of the loan, or accelerated at forgiveness.

The table below breaks out the PPP loan processing fees and interest income for the periods noted:

	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021
PPP Origination Fee Income	$741	$1,760	$1,999	$1,240	$1,556
PPP Interest Income	568	512	412	387	201
Total PPP Income	**$1,309**	**$2,272**	**$2,411**	**$1,627**	**$1,757**

Balance as of September 30, 2021
($ in millions)

COMMERCIAL REAL ESTATE LOAN TRENDS



Period-end Loans Outstanding
$950
$925
$900
$875
$850
$825
$800
$775
$750
$812
$834
$861
$877
$918
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

- Commercial real estate ("CRE") loans of $917.6 million increased $83.7 million, or 10.0%, from December 31, 2020.
- At September 30, 2021, there were $41.9 million, or 4.6% of the total CRE portfolio, remaining under CARES Act modifications, compared to the high point of $200.0 million, or 24.0%, at June 30, 2020. Of the $41.9 million, $32.9 million, or 78.5% have resumed interest only payments.
- At September 30, 2021, total CRE delinquency was $737,000, or 0.08%, of the CRE portfolio.

($ in millions)

COMMERCIAL REAL ESTATE LOANS – COVID-19 MODIFICATIONS GRANTED

Property Type	Loan Segment Balance (1)	% of Total Loans (2)	Modified Balance Remaining	Modified Accounts Remaining (#)	Loan Segment Balance Modified (%)
Apartment	$ 181.6	10.2%	$ -	-	-
Office	154.9	8.7%	-	-	-
Industrial/Warehouse	135.6	7.6%	-	-	-
Retail/Shopping	116.5	6.5%	-	-	-
Residential Non-Owner	62.2	3.5%	-	-	-
Hotel	55.8	3.1%	32.9	6	3.6%
Auto Sales	39.4	2.2%	-	-	-
Adult Care/Assisted Living	40.0	2.2%	9.0	1	1.0%
Mixed-use	44.0	2.5%	-	-	-
College/School	28.1	1.6%	-	-	-
Other	26.5	1.5%	-	-	-
Gas Station/Conv Store	13.7	0.8%			
Auto Service	10.4	0.6%	-	-	-
Restaurant	9.0	0.5%	-	-	-
Total commercial real estate:	**$ 917.6**	**51.4%**	**$ 41.9**	**7**	**4.6%**

At September 30, 2021, there were $41.9 million, or 4.6% of the CRE portfolio, remaining under CARES Act modification, compared to the high point of $200.0 million, or 24.0% of the CRE portfolio as of June 30, 2020. Of the $41.9 million remaining in CRE loans under modification, $32.9 million, or 78.5%, were on interest only payments and the remaining $9.0 million was on full deferral of principal and interest through December 2021.

(1) $ at September 30, 2021
(2) % of total loans at September 30, 2021, excluding PPP loans
($ in millions)

RESIDENTIAL AND CONSUMER LOAN TRENDS


Residential and Consumer Loans
Period-end Loans Outstanding
$730
$720
$710
$700
$690
$680
$670
$660
$650
$640
$718
$714
$689
$680
$668
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

Residential loans, including home equity loans, and consumer loans decreased $45.8 million, or 6.4%, from December 31, 2020. During the nine months ended September 30, 2021, the Company sold $40.0 million in fixed rate one-to-four family residential real estate loans to the secondary market.

As of September 30, 2021, there were 2 residential loans totaling $276,000 remaining under CARES Act modification, down from the high point of $41.7 million, or 5.9% of total residential loans, at June 30, 2020.

At September 30, 2021, total delinquent residential and consumer loans totaled $2.0 million, or 0.3% of total residential and consumer loans.

($ in millions)

TOTAL DEPOSITS



PERIOD-END CORE DEPOSITS
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,363
$1,448
$1,631
$1,727
$1,806
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021



PERIOD-END TIME DEPOSITS
$700
$600
$500
$400
$300
$200
$100
$-
$648
$590
$523
$454
$419
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

Period-end core deposits of $1.8 billion increased $358.2 million, or 24.7%, from year-end, while time deposits of $418.8 million decreased $171.5 million, or 29.1%, from year-end.

The ratio of core deposits as a percentage of total deposits was 81.2% at September 30, 2021, compared to 71.0% at December 31, 2020.

($ in millions)

AVERAGE TOTAL DEPOSITS



Average Deposits and Rates
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.65%
$1,421
$529
$1,489
0.44%
$535
$1,520
0.34%
$562
$1,561
0.27%
$603
$1,587
0.22%
$615
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
Interest-bearing deposits
Non-interest-bearing deposits
Average deposit cost

Average deposits of $2.2 billion increased $38.1 million, or 1.8%, from the linked quarter, and increased $251.9 million, or 12.9%, from 3Q2020. Average cost of deposits decreased five basis points, from 0.27% for 2Q2021 to 0.22% at 3Q2021, and decreased 43 basis points year-over-year, reflecting the lower interest rate environment.

($ in millions)

AVERAGE CORE DEPOSITS



Average Core Deposits and Rates
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.25%
0.23%
0.21%
0.19%
0.16%
$1,325
$1,404
$1,515
$1,676
$1,757
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

Average core deposits, including non-interest bearing deposits, increased $80.4 million, or 4.8%, from the linked quarter, and increased $431.2 million, or 32.5%, year-over-year. The cost of core deposits decreased three basis points from the linked quarter, reflecting the lower interest rate environment.

($ in millions)

AVERAGE TIME DEPOSITS



Average Time Deposits and Rates
$700
$600
$500
$400
$300
$200
$100
$-
$625
$620
$567
$488
$445
1.50%
0.92%
0.67%
0.56%
0.47%
2.25%
1.25%
0.25%
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

Average time deposits of $445.4 million decreased $42.3 million, or 8.7%, from the linked quarter. The cost of time deposits decreased nine basis points for the same period, reflecting the lower interest rate environment.

As of September 30, 2021, there were $374.1 million, or 84.1% of total time deposits, scheduled to reprice over the next 12 months with an average weighted rate of 0.38%. The table below breaks out the time deposit maturity balances and weighted average rates for the periods indicated:

As of September 30, 2021	4Q2021	1Q2022	2Q2022	3Q2022	Total
Time Deposit Balance	$73.6	$114.3	$118.8	$67.4	$374.1
Weighted Average Rate	0.44%	0.36%	0.37%	0.33%	0.38%

($ in millions)

LOAN-TO-DEPOSIT RATIO


Period-end Loan-to-Deposit Ratio
100%
95%
90%
85%
80%
75%
98%
95%
89%
86%
83%
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021


Core Deposits and Time Deposits as a % of Total Deposits
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
32%
71%
29%
76%
24%
79%
21%
81%
19%
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
Core deposits/Total deposits
Time deposits/Total deposits

As we continue to right-size the loan-to-deposit ratio and reduce our reliance on high-cost wholesale funding, the loan-to-deposit ratio improved from 98% during 3Q2020 to 83% in 3Q2021. We also continue to focus on the mix of deposits from time deposits to low-cost core deposits. Core deposits as a percentage of total deposits has improved from 68% of total deposits in 3Q2020 to 81% in 3Q2021.

DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2021

Total Deposit Rank 2021	Parent Company Name	Deposits in Market ($000)	Market Share	# of Branches
1	TD Bank	2,086,558	14.9%	16
2	**Westfield Bank**	**1,963,689**	**14.0%**	**20**
3	PeoplesBank	1,936,864	13.8%	15
4	Bank of America	1,851,766	13.2%	9
5	People's United Bank	1,568,658	11.2%	14
6	KeyBank	1,204,890	8.6%	8
7	Berkshire Bank	1,195,137	8.5%	11
8	Country Bank	565,273	4.0%	5
9	Citizens Bank	505,595	3.6%	12
10	Monson Savings Bank	455,619	3.2%	4

Source: SNL Financial as of June 30, 2021
Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Westfield branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA.

TOTAL BORROWINGS


Federal Home Loan Bank Advances ("FHLB")
Period-end Balance Outstanding
$160
$140
$120
$100
$80
$60
$40
$20
$-
$151
$58
$43
$5
$4
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

At September 30, 2021, total FHLB advances decreased $54.1 million, or 93.4%, from $57.9 million at December 31, 2020, to $3.8 million. During the three months ended June 30, 2021, the Company successfully completed an offering of $20.0 million in subordinated debt.

($ in millions)

ASSET QUALITY



Nonperforming Loans
($ in millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$9.2
$7.8
$6.8
$6.0
$5.6
0.53%
0.45%
0.39%
0.34%
0.32%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
Nonperforming loans
Nonperforming loans/Total Loans Excluding PPP Loans

The Company has taken actions to identify, assess and monitor its COVID-19 related credit exposures based on asset class and borrower type. The Company implemented a customer forbearance program to assist both consumer and business borrowers that may be experiencing financial hardship due to COVID-19 related challenges.

Nonperforming loans decreased from $9.2 million, or 0.53% of total loans, excluding PPP loans, at September 30, 2020 to $5.6 million, or 0.32%, of total loans, excluding PPP loans, at September 30, 2021.

ASSET QUALITY INDICATORS

	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021
Total loans modified under the CARES Act	$66.3M	$76.9M	$66.9M	$57.0M	$42.8M
Loans modified as a % of total loans (1)	3.8%	4.4%	3.8%	3.2%	2.4%
Total delinquent loans $	$6.7M	$13.5M	$9.3M	$4.4M	$3.1M
Delinquent loans as a % of total loans (1)	0.38%	0.77%	0.53%	0.25%	0.17%
Nonperforming loans (NPL) $	$9.2M	$7.8M	$6.8M	$6.0M	$5.6M
NPL as a % of total loans (1)	0.53%	0.45%	0.39%	0.34%	0.32%
NPL as a % of total assets (1)	0.41%	0.36%	0.30%	0.25%	0.23%
Allowance for loan losses % of total loans (1)	1.18%	1.20%	1.21%	1.12%	1.11%
Allowance for loan losses % of NPL	225%	270%	313%	332%	352%
Net charge-offs (recoveries)	$286K	$35K	$5K	$157K	($67K)
Net charge-offs as a % average loans (1)	0.02%	0.00%	0.00%	0.01%	0.00%

(1) Excludes PPP loans

ASSET QUALITY

	3Q2020			3Q2021		
	ALLL (3)	Loans Outstanding (1)(3)	ALLL/ Total Loan Segment	ALLL (3)	Loans Outstanding (3)	ALLL/ Total Loan Segment
Commercial and industrial	$ 3,734	$ 222,290	1.68%	$ 2,957	$200,526	1.47%
Commercial real estate (2)	12,443	812,139	1.53%	12,664	917,630	1.38%
Residential	4,259	712,369	0.60%	4,010	663,646	0.60%
Consumer	256	5,541	4.62%	206	4,414	4.67%
Total Loans	**$ 20,692**	**$ 1,752,339**	**1.18%**	**$ 19,837**	**$ 1,786,216**	**1.11%**

Management continues to assess the exposure of the Company's loan portfolio to the COVID-19 pandemic, economic trends and their potential effect on asset quality. The Company has deferred the adoption of the Current Expected Credit Loss Impairments Model, as permitted by its classification as a Smaller Reporting Company by the Securities and Exchange Commission.

(1) Excludes PPP loans

(2) Includes $5,000 unallocated in 3Q2021 and $11,000 in 3Q2020

(3) $ in thousands

ASSET QUALITY

($ in Millions)	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021
Special Mention	$43.5	$39.9	$38.4	$41.1	$38.0
Special Mention - Hotel	$51.3	$52.2	$38.6	$25.8	$26.2
Total Special Mention	$94.8	$92.1	$77.0	$66.9	$64.2
% of Total Loans (1)	5.4%	5.2%	4.4%	3.8%	3.6%
Substandard	$52.6	$55.0	$43.0	$37.5	$32.2
% of Total Loans (1)	3.0%	3.1%	2.4%	2.1%	1.8%
Total Watch List Loans	$147.4	$147.1	$120.0	$104.4	$96.4
% of Total Loans (1)	8.4%	8.4%	6.8%	5.9%	5.4%

At September 30, 2021, total Watch List loans decreased $50.7 million, or 34.5%, from $147.1 million, or 8.4%, of total loans, at December 31, 2020, to 96.4 million, or 5.4%, of total loans.

(1) Excludes PPP loans
($ in millions)

HOTELS - $57.4 MILLION, OR 3.2% OF TOTAL LOANS (1)

The hotel industry has been significantly impacted by the pandemic and the widespread travel restrictions. We continue to maintain close contact with our borrowers and monitor industry updates. We performed a review of the hotel portfolio and the impact that COVID-19 is having on the hotel industry. As a result of COVID-19, as of September 30, 2021, $26.2 million, or 45.6% of the hotel portfolio, was categorized as special mention due to the prolonged shutdown and $31.2 million, or 54.4% of the hotel portfolio, was categorized as pass-rated. We continue to monitor the credits and work with each borrower through the pandemic.

- 98% of the hotel portfolio is with Marriott, Hyatt, Hampton Inn, and Red Roof Inn branded hotels.
- At September 30, 2021, $33.5 million, or 58.4%, of the hotel portfolio have remaining modifications granted under the CARES Act and have returned to interest only payments. They are all scheduled to return to full principal and interest payments in January of 2022.

(1) Excludes PPP loans; numbers as of September 30, 2021

CAPITAL MANAGEMENT

We are well-capitalized with excess capital.

Consolidated	Ratio	Consolidated Capital
Leverage Ratio	8.8%	$217.7
Common Equity Tier 1 Ratio	12.4%	$217.7
Tier 1 Capital Ratio	12.4%	$217.7
Total Capital Ratio	14.6%	$257.2

Westfield Bank	Ratio	Well Capitalized	Excess	Bank Capital	Excess Over Well-Capitalized
Leverage Ratio	8.9%	5.0%	3.9%	$218.8	$95.7
Common Equity Tier 1 Ratio	12.5%	6.5%	6.0%	$218.8	$104.7
Tier 1 Capital Ratio	12.5%	8.0%	4.5%	$218.8	$78.4
Total Capital Ratio	13.6%	10.0%	3.6%	$238.7	$63.2

- ✓ From a regulatory standpoint, we are well-capitalized with excess capital.
- ✓ We take a prudent approach to capital management.

As of September 30, 2021
($ in millions)

CAPITAL RETURN TO SHAREHOLDERS

Share Repurchases

Year	# of Shares
2018	2,189,276
2019	1,938,667
2020	1,391,496
1Q2021	708,434
2Q2021	635,921
3Q2021	1,221,618
Total:	**2,565,973**

Dividends

Year	Annual Dividends per Share
2018	$0.16
2019	$0.20
2020	$0.20
1Q2021	$0.05
2Q2021	$0.05
3Q2021	$0.05

On October 27, 2020, the Company announced that the Board of Directors authorized a stock repurchase plan (the "2020 Plan") under which the Company was authorized to purchase up to 1.3 million shares, or 5% of its outstanding common stock. On May 20, 2021, the Company announced the completion of the 2020 Plan. On April 27, 2021, the Company announced that the Board of Directors authorized a stock repurchase plan (the "2021 Plan") under which the Company is authorized to repurchase up to 2.4 million shares, or 10% of its outstanding common stock. During the three months ended September 30, 2021, the Company repurchased 1,221,618 shares of common stock under the 2021 Plan. During the nine months ended September 30, 2021, the Company repurchased 2,565,973 shares at an average price of $8.29. At September 30, 2021, there were 869,397 shares available for repurchase under the 2021 Plan.

CAPITAL MANAGEMENT


Book Value per Share
Tangible Book Value per Share
$8.39
$8.99
$8.36
$8.97
$8.44
$9.07
$8.66
$9.29
$8.89
$9.56
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
Book Value
Tangible Book Value

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
	(In thousands)				
	Interest	Interest	Interest	Interest	Interest
Loans (no tax adjustment)	18,670.00	$ 18,321	$ 19,120	$ 20,727	$ 19,364
Tax-equivalent adjustment	106	104	100	104	105
Loans (tax-equivalent basis)	$ 18,776	$ 18,425	$ 19,220	$ 20,831	$ 19,469
Securities (no tax adjustment)	$ 1,500	$ 1,277	$ 854	$ 825	$ 953
Tax-equivalent adjustment	1	1	-	2	5
Securities (tax-equivalent basis)	$ 1,501	$ 1,278	$ 854	$ 827	$ 958
Net interest income (no tax adjustment)	$ 18,765	$ 17,804	$ 18,026	$ 18,795	$ 15,990
Tax equivalent adjustment	107	105	100	106	110
Net interest income (tax-equivalent basis)	**$ 18,872**	**$ 17,909**	**$ 18,126**	**$ 18,901**	**$ 16,100**
Net interest income (no tax adjustment)	$ 18,765	$ 17,804	$ 18,026	$ 18,795	$ 15,990
Less:					
Purchase accounting adjustments	56	(33)	(45)	929	18
Prepayment penalties and fees	8	117	35	328	262
PPP fee income	1,757	1,627	2,411	2,273	1,309
Adjusted net interest income	**$ 16,944**	**$ 16,093**	**$ 15,625**	**$ 15,265**	**$ 14,401**
Average interest-earning assets	$ 2,337,717	$ 2,330,312	$ 2,255,474	$ 2,263,576	$ 2,266,421
Average interest-earnings asset, excluding average PPP loans	$ 2,257,346	$ 2,174,717	$ 2,088,910	$ 2,058,808	$ 2,043,651
Net interest margin (no tax adjustment)	**3.18%**	**3.06%**	**3.24%**	**3.30%**	**2.81%**
Net interest margin, tax-equivalent	**3.20%**	**3.08%**	**3.26%**	**3.32%**	**2.83%**
Adjusted net interest margin, excluding purchase accounting adjustments, PPP fee income and prepayment penalties	**2.98%**	**2.97%**	**3.03%**	**2.95%**	**2.80%**
Book value per share	$ 9.56	$ 9.29	$ 9.07	$ 8.97	$ 8.99
Tangible equity adjustment	$ (0.67)	$ (0.63)	$ (0.63)	$ (0.61)	$ (0.60)
Tangible book value per share	**$ 8.89**	**$ 8.66**	**$ 8.44**	**$ 8.36**	**$ 8.39**
Income before income taxes	$ 8,142	$ 7,739	$ 7,628	$ 6,419	$ 2,589
(Credit) Provision for loan losses	(100)	(1,200)	75	500	2,725
Income before taxes and provision	**$ 8,042**	**$ 6,539**	**$ 7,703**	**$ 6,919**	**$ 5,314**

WESTFIELD BANK
"WHAT BETTER BANKING'S ALL ABOUT"


WESTFIELD
WB
BANK

James C. Hagan, President and Chief Executive Officer
Guida R. Sajdak, Executive Vice President and Chief Financial Officer
Meghan Hibner, Vice President and Investor Relations Officer

141 Elm Street, Westfield, MA